ASSUMPTION AGREEMENT

         THIS ASSUMPTION AGREEMENT is made and entered into, effective for all purposes, as of the 13th day of October 2004, by and between RMS Titanic, Inc., a Florida corporation ("Titanic") and Premier Exhibitions, Inc., a Florida corporation ("Premier").

         WHEREAS, Titanic sponsors certain incentive, compensation and/or benefit plans for executives, employees and non-employee directors of Titanic;

         WHEREAS, Titanic is party to certain agreements with respect to its common stock of Titanic;

         WHEREAS, Premier, Titanic and RMST MergerSub, Inc., a Florida corporation and the wholly owned subsidiary of Premier ("MergerSub"), have entered into an Agreement and Plan of Merger dated October 13, 2004 (the "Merger Agreement"), in connection with the formation of a holding company by Titanic under Section 607.11045, Florida Statutes (the "Reorganization"), pursuant to which Titanic will become a wholly-owned subsidiary of Premier, and Premier will become a company whose stock is quoted on The NASDAQ Stock Market OTC Bulletin Board, and whose stock will be issued or delivered under the incentive, compensation and/or benefit plans and subject to certain agreements on the terms and subject to the conditions set forth therein; and

         WHEREAS, the Merger Agreement provides that Premier shall assume the sponsorship of various Titanic incentive, compensation and/or benefit plans and be substituted for Titanic thereunder, and shall assume the obligations of Titanic under certain agreements, all as of the "Effective Time" as defined in the Merger Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements as set forth herein, the parties hereto agree as follows:

         1. Premier assumes and adopts the incentive, compensation and/or benefit plans listed on Exhibit A hereto (the "Assumed Plans"), and is substituted for Titanic as the sponsoring "Corporation" thereunder, effective as of the Effective Time. By such assumption, Premier assumes all of the rights and agrees to perform all of the obligations of Titanic under the Assumed Plans, as in effect immediately prior to the Effective Time, and Premier adopts any and all goals established by Titanic under the Assumed Plans. Titanic shall have no further obligation under the Assumed Plans as the sponsor thereof, but shall continue as a participating or adopting Corporation, as to its employees, to the extent permitted or required under each Assumed Plan.

         2. Premier also hereby assumes and adopts any and all of the obligations of Titanic under certain agreements pertaining to the common stock of Titanic which are listed on Exhibit B hereto (the "Agreements") from and after the Effective Time, and is substituted for Titanic under such Agreements. Premier assumes all of the rights and agrees to perform all of the obligations of Titanic under the Agreements, as in effect immediately prior to the Effective Time. From and after the Effective Time, Titanic shall have no further obligation under the Agreements.

         3. As of the Effective Time, Premier shall assume from Titanic all authority and responsibility for amending, modifying or terminating each Assumed Plan then in effect and for appointing and removing all administrative committee or other committee members, trustees, custodians and agents of the Assumed Plans, provided, however, that such authority and responsibility for amending, modifying, terminating and administering each Assumed Plan (including the appointment or removal of committee members and others) may be delegated by Premier to directors, officers or employees of Premier or Titanic and provided further that following the Effective Time and until further action by Premier the provisions of all Assumed Plans shall remain in effect and all committee members, trustees, custodians and agents shall hold office on the same basis as immediately preceding the Effective Time.

         4. As of the Effective Time, each reference to shares of Titanic common stock in the Assumed Plans and Agreements shall be deemed to be amended to refer to shares of Premier common stock.

         5. As of the Effective Time, each option or right to purchase one or more shares of Titanic common stock pursuant to an Assumed Plan shall become an option or right to purchase a corresponding number of shares of Premier common stock on the same terms as an option or right to purchase shares of Titanic common stock existed under an Assumed Plan immediately prior to the Effective Time.

         6. As of the Effective Time, each right to receive or obligation to distribute one or more shares of Titanic common stock or to receive or to pay an amount based on the value of a share or shares of Titanic common stock under an Assumed Plan shall become a right or obligation, as the case may be, to receive or distribute shares of Premier common stock or to receive or to pay an amount based on the value of a share or shares of Premier common stock on the same terms as the right or obligation to receive or distribute shares of Titanic common stock or to receive or to pay an amount based on the value of a share or shares of Titanic common stock existed under any of the Assumed Plans immediately prior to the Effective Time.

         7. Each Assumed Plan shall be deemed to be further amended as the appropriate officers of Titanic and Premier deem necessary or appropriate, in their discretion, to implement the intent of the foregoing and the terms of this Assumption Agreement.

         8. Neither the assumption of the Assumed Plans or the Agreements by Premier nor the consummation of the Reorganization by Titanic, Premier, and MergerSub shall be deemed to be a termination of any of the Assumed Plans or Agreements, nor cause any benefit to vest under an Assumed Plan, nor accelerate the accrual or payment of any benefit thereunder, nor cause any acceleration of any of the provisions of any of Agreements.

         9. Except as modified by this Assumption Agreement, participants in the Assumed Plans as of the date hereof shall have all of the rights and benefits thereunder as existed on the day before the Effective Date and no other changes in the Assumed Plans are intended hereby.

         10. This Assumption Agreement may be executed in any number of counterparts, all of which, when executed, shall be deemed to be one and the same instrument.

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

         IN WITNESS WHEREOF, each party hereto has caused these presents to be executed on its behalf by its duly authorized officer, as of the day and year first above written.


                         RMS TITANIC, INC.



                         By:               /s/ Arnie Geller
                           -----------------------------------------------------
                                 Arnie Geller
                                 President and Chief Executive Officer



                         PREMIER EXHIBITIONS, INC.



                         By:               /s/ Arnie Geller
                           -----------------------------------------------------
                                  Arnie Geller
                                  President and Chief Executive Officer



Wsms;123365 v3


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


                                    EXHIBIT A

                                  ASSUMED PLANS


         1.       RMS Titanic, Inc. 2000 Stock Option Plan

         2.       RMS Titanic, Inc. 2004 Stock Option Plan


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

                                    EXHIBIT B

                                OTHER AGREEMENTS



         1.       Selected Dealer Agreement dated July 23, 2004.

         2.       Registration Rights Agreement dated August 18, 2004.

         3. Stock Option Agreement dated June 29, 2000, between RMS Titanic, Inc. and Arnie Geller.

         4. Employment Agreement dated February 2, 2002, between the RMS Titanic, Inc. and Arnie Geller.

         5. Employment Agreement dated February 2, 2002, between the RMS Titanic, Inc. and Gerald Couture.

         6. Amendment to Employment Agreement dated April 10, 2004, between RMS Titanic, Inc. and Arnie Geller.

         7. Amendment to Employment Agreement dated April 10, 2004, between RMS Titanic, Inc. and Gerald Couture.

         8. Employment Agreement dated August 4, 2003 between RMS Titanic, Inc. and Tom Zaller.


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